Docusign Envelope ID: EA2FF5EF-A763-8F5F-82F7-80D194496269

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF 4 PAGES

2. AMENDMENT/MODIFICATION NUMBER	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUISITION NUMBER	5. PROJECT NUMBER (If applicable)
P00027	See Block 16C	26NE000289	

6. ISSUED BY CODE 892432	7. ADMINISTERED BY (If other than Item 6) CODE 00701
U.S. Department of Energy Idaho Operations Office 1955 Fremont Avenue Idaho Falls ID 83415	U.S. Department of Energy Idaho Operations Office 1955 Fremont Avenue Idaho Falls ID 83415

8. NAME AND ADDRESS OF CONTRACTOR (Number, street, county, State and ZIP Code)
AMERICAN CENTRIFUGE OPERATING, LLC
Attn: Charles Kerner
6901 Rockledge Dr Ste 800
Bethesda MD 208171867

CODE L8VHV5CNBV97 FACILITY CODE

(X)
9A. AMENDMENT OF SOLICITATION NUMBER

☐ 9B. DATED (SEE ITEM 11)

☒ 10A. MODIFICATION OF CONTRACT/ORDER NUMBER
89243223CNE000030

10B. DATED (SEE ITEM 13)
11/30/2022

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $15,000,000.00
08300-2025-60-302218-25233-2721270-0000000-0000000-0000000

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D. OTHER (Specify type of modification and authority) FAR 52.232-22 Limitation of Funds; 52.217-9 Option to Extend the Term of the Contract;

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
See continuation page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Austin DeRose		Andrew J. Ford	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Signed by: Austin DeRose 3ACE8D3133C14FE... (Signature of person authorized to sign)	6/30/2026	Signed by: Andrew Ford 13945A668AD54B0... (Signature of Contracting Officer)	6/30/2026

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

Docusign Envelope ID: EA2FF5EF-A763-8F5F-82F7-80D194496269

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED: 89243223CNE000030/ P00027

PAGES: PAGE 2 OF 4

NAME OF OFFEROR OR CONTRACTOR: AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	UEI: L8VHV5CNBV97 The purpose of this amendment to the Contract is to: 1. Modify Option Period 1b (CLIN 0008) as follows: a. Option period 1b (CLIN 0008) is being split into 2 separate CLINS by creating a new CLIN (0009). b. Option period 1b (CLIN 008) is modified from a 2-year option period to a 3-month option period with no HALEU production authorized. The scope of work for CLIN 0008 is revised to reflect this and outlines the revised authorized scope of work. c. The contract type is changed from Cost-Reimbursable Fixed-Fee/Incentive Fee to Firm-Fixed-Price. d. Clauses related to Firm-Fixed-Price Contracts have been added. e. Contract language is changed from Target cost and Target Fee to Firm-Fixed-Price. f. The amount of Firm-Fixed-Price for CLIN 0008 is $15,000,000.00 2. Add CLIN 0009, which encompasses the remaining 21 months of HALEU production that were most recently part of CLIN 0008 and will be represented moving forward as Option 1c. a. Target Cost of CLIN 0009 is $149,187,912.69 b. Target Fixed Fee for CLIN 0009 is $13,953,016.70 c. The Total Ceiling Cost of CLIN 0009 is $163,140929.39 3. Exercise the modified CLIN 0008 (Option Period 1b), which is 3-months Cascade Maintenance and Store SNM, with no HALEU production. 4. Provide Incremental Funding under CLIN 0008 in the amount of $15,000,000.00, changing the total CLIN 0008 obligations from $0.00 to $15,000,000.00. 5. Total obligations on the contract are changed from $317,041,412.48 to $332,041,412.48. 6. Total Target Cost is changed from $1,057,184,813.00 to $1,043,467,723.70 Continued...				

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

Docusign Envelope ID: EA2FF5EF-A763-8F5F-82F7-80D194496269

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 89243223CNE000030/ P00027	PAGES PAGE 3 OF 4

NAME OF OFFEROR OR CONTRACTOR
AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	7. Total Target Fee is changed from $82,930,627.00 to $81,647,716.30 8. Total ceiling cost of the contract is unchanged. Note: Under this Modification, Option Period 1b is split into two separate CLINS by creating a new CLIN (0009). CLIN 0008 is now a 3-month option period with no production target and will still be represented moving forward as Option 1b. CLIN 008 also changes from Cost-Reimbursable to Firm-Fixed-Priced. CLIN 0009 encompasses the remaining 21 months of HALEU production that were originally part of CLIN 0008 and will be represented moving forward as Option Period 1c. Payments under CLIN 0008 will be $5,000,000 per month upon receipt, review, and approval of documentation of services rendered. All other terms, conditions, dates, and amounts remain unchanged. Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 888-251-3557 or payments@hq.doe.gov Fund: 08300 Appr Year: 2025 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721270 Project: 0000000 WFO: 0000000 Local Use: 0000000 Period of Performance: 12/01/2022 to 09/30/2026 Change Item 00008 to read as follows(amount shown is the total amount):				
00008	Maintain the Cascade and Store SNM, 3-Month Option Period 1b (Phase 3) Embedded Lease: No Continued...				15,000,000.00

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGES NAME OF OFFEROR OR CONTRACTOR SUPPLIES/SERVICES (B) UNIT (D) UNIT PRICE (E) AMOUNT (F) OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 ITEM NO. (A) QUANTITY (C) NSN 7540-01-152-8067 89243223CNE000030/P00027 AMERICAN CENTRIFUGE OPERATING, LLC       Add Item 00009 as follows: 00009 163,140,929.39Ongoing Cascade Operation and Production of 900kg minimum of HALEU, 21 Months: Option 1c Embedded Lease: No Amount: $163,140,929.39(Option Line Item) PAGE 4 OF 4 Docusign Envelope ID: EA2FF5EF-A763-8F5F-82F7-80D194496269